UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2020

Ormat Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32347	No. 88-0326081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6140 Plumas Street, Reno, Nevada		89519-6075
(Address of Principal Executive Offices)		(Zip Code)

(775) 356-9029

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ORA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 1.01.         Entry Into a Material Definitive Agreement.

On April 14, 2020, Ormat Technologies, Inc. (the “Company”) and ORIX Corporation (“ORIX”) entered into an amendment (the “Amendment”) to the Governance Agreement dated May 4, 2017 between the Company and ORIX (the “Governance Agreement”). The Amendment facilitates the expansion of the board of directors (the “Board”) of the Company in order to allow the addition of Company’s Chief Executive Officer, Isaac Angel, as a director prior to his retirement from that position on July 1, 2020 as previously announced by the Company on February 25, 2020.

Pursuant to the Amendment, the parties agreed as follows:

●

ORIX agreed to take such action as is necessary to procure that at least a majority of the Investor Directors (as defined in the Governance Agreement) consent to increase the number of directors on the Board to a maximum of ten directors, effective on the date of the Company’s annual general meeting in 2020; subject to any such expansion solely being made solely for the purpose of the Company’s current Chief Executive Officer, Isaac Angel and no other party, serving on the Board as an additional director to those currently serving.

●

The Company agreed to take all such steps as are necessary to ensure that only nine or fewer individuals (inclusive of the Investor Directors (as defined in the Governance Agreement) are nominated for approval at its annual general meeting to occur in 2021.

●

The Company agreed that in the event that it has not convened and completed its annual general meeting in 2021 on or prior to a date that is 15 months from the date of the Company’s annual general meeting in 2020 and the number of Directors exceeds nine (inclusive of the Investor Directors), the Chair of the Board shall at the earliest time practicable convene a special meeting of the Board to take any and all such action as is necessary to reduce the size of the Board to no more than nine directors (including the Investor Directors) with immediate effect.

A copy of the Amendment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Governance Amendment Agreement dated April 14, 2020 by and between Ormat Technologies, Inc. and ORIX Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.

By:	/s/ Isaac Angel
Name: Isaac Angel
Title: Chief Executive Officer

Date: April 14, 2020